UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

Shurgard Storage Centers, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	001-11455	91-1603837
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400 Seattle, Washington	98109-4426
(Address of principal executive offices)	(Zip Code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2004, Shurgard Self Storage SCA and Self-Storage Securitisation B.V., consolidated subsidiaries of Registrant, entered into the following agreements (the “Transaction Documents”) in connection with the closing of a €325 million (approximately $400 million) floating rate investment grade Eurobonds offering:

The Trust Deed dated October 15, 2004 is between and Self-Storage Securitisation B.V (as Issuer) and Citicorp Trustee Company Limited (as Trustee) pursuant to which the Trustee is appointed as trustee for the holders of the notes. The Trust Deed also contains the form of the notes and their terms. All classes of notes are secured floating rate, seven year non-amortizing notes. Interest on the Class A notes in the amount of €235 million (approximately $290 million) is 0.35 percent per annum over three month EURIBOR; interest on the Class B notes in the amount of €40 million (approximately $50 million) is 0.75 percent per annum over three month EURIBOR; interest on the Class C notes of €50 million (approximately $60 million) is 1.1 percent per annum over three month EURIBOR. The Class A notes have priority over the Class B and Class C notes. The Class B notes have priority over the Class C notes. The notes are limited recourse to the Issuer and are secured by an assignment of Issuer’s interest under all transaction documents, a pledge of contractual rights under the Issuer/Borrower Facility Agreement and a fixed and floating charge of Issuer’s accounts and assets.

The Master Framework Agreement dated October 15, 2004 is among Self-Storage Securitisation B.V. (as Issuer), Shurgard Self Storage SCA (as Borrower, Chargor and Cash Administrator), Citicorp Trustee Company Limited (as Trustee and Borrower Security Trustee), Citibank, N.A. (as Principal Paying Agent and Agent Bank), Citigroup Global Markets Limited (as Currency Swap Counterparty and Interest Rate Swap Counterparty), Citibank International plc (as Irish Paying Agent) and Barclays Bank PLC (as Liquidity Facility Provider). The Master Frameworks Agreement contains master definitions and common terms for all of the Transaction Documents and includes certain representations, warranties and covenants of the Issuer with respect to the notes and the Issuer.

The Agency Agreement dated October 15, 2004 is among Self-Storage Securitisation B.V (as Issuer), Citicorp Trustee Company Limited (as Trustee), Citibank, N.A. (as Principal Paying Agent), Citibank, N.A. (as Agent Bank) and Citibank International PLC (as Irish Paying Agent). The Agency Agreement appoints the agents, provides for the payment to the principal paying agent, defines the duties of the paying agents and provides other terms with respect to the administration of the payment of principal and interest of the notes of each class.

The Issuer/Borrower Facility Agreement dated October 15, 2004 is the secured facility agreement made among Self-Storage Securitisation B.V. (as Issuer), Shurgard Self Storage SCA (as Borrower, Cash Administrator and a Chargor) and Citicorp Trustee Company Limited (as Borrower Security Trustee) pursuant to which €325 million (approximately $400 million) is loaned by Issuer to Borrower and Chargors. Interest on the Initial Term A Facility of €235 million (approximately $240 million) is 4.064 percent per annum; interest on the Initial Term B

Facility of €40 million (approximately $50 million) is 4.464 percent per annum, interest on the Initial Term C Facility of €50 million (approximately $60 million) is 4.814. The Issuer Borrower Facility Agreement contains additional conditions, terms and conditions to the loan being made and certain representations and warranties of Borrower.

The Liquidity Facility Agreement dated October 15, 2004 provides the terms of the liquidity facility and is among Self-Storage Securitisation B.V (as Issuer), Barclays Bank PLC (as Liquidity Facility Provider), Citicorp Trustee Company Limited (as Trustee) and Shurgard Self Storage SCA (as Cash Administrator). The Liquidity Facility Agreement defines the terms by which the Liquidity Facility Provider has agreed to commit a revolving liquidity facility of €30 million (approximately $37 million). The funds will be available to the Issuer in the event of a liquidity shortfall as a result of Borrower’s failure to pay amounts when due under the Issuer/Borrower Facility.

The Tax Deed of Covenant dated October 15, 2004 is the deed made between Shurgard Self Storage SCA (as Borrower and a Chargor), Self Storage Securitisation B.V. (as Issuer), Citigroup Global Markets Limited (as Manager) and Citicorp Trustee Company Limited (as Borrower Security Trustee and Trustee). The Tax Deed of Covenant contains certain representations and warranties and covenants with respect to tax matters that apply to Issuer, Borrower and Chargors so long as amounts are outstanding on the loan.

A copy of the Trust Deed, the Master Framework Agreement, the Agency Agreement the Issuer/Borrower Facility Agreement, the Liquidity Facility Agreement and the Tax Deed of Covenant have been filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this report, respectively, and are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1:	Trust Deed dated as of October 15, 2004 between Self-Storage Securitisation B.V. and Citicorp Trustee Company Limited.

Exhibit 10.2:	Master Framework Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Shurgard Self Storage SCA, Citicorp Trustee Company Limited, Citibank, N.A., Citigroup Global Markets Limited, Citibank International plc, Barclays Bank PLC and the other parties named therein.

Exhibit 10.3:	Agency Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Citicorp Trustee Company Limited, Citibank, N.A. and Citibank International PLC.

Exhibit 10.4:	Issuer/Borrower Facility Agreement dated as of October 15, 2004 among Shurgard Self Storage SCA, Self-Storage Securitisation B.V.,

Citicorp Trustee Company Limited and the other parties named therein.

Exhibit 10.5:	Liquidity Facility Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Barclays Bank PLC, Citicorp Trustee Company Limited and Shurgard Self Storage SCA.

Exhibit 10.6:	Tax Deed of Covenant dated as of October 15, 2004 among Self-Storage Securitisation B.V., Shurgard Self Storage SCA, Citigroup Global Markets Limited, Citicorp Trustee Company Limited and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shurgard Storage Centers, Inc.

Dated: October 21, 2004	By:	/s/ David K. Grant
Name: David K. Grant
Title: President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1:	Trust Deed dated as of October 15, 2004 between Self-Storage Securitisation B.V. and Citicorp Trustee Company Limited.

Exhibit 10.2:	Master Framework Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Shurgard Self Storage SCA, Citicorp Trustee Company Limited, Citibank, N.A., Citigroup Global Markets Limited, Citibank International plc, Barclays Bank PLC and the other parties named therein.

Exhibit 10.3:	Agency Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Citicorp Trustee Company Limited, Citibank, N.A. and Citibank International PLC.

Exhibit 10.4:	Issuer/Borrower Facility Agreement dated as of October 15, 2004 among Shurgard Self Storage SCA, Self-Storage Securitisation B.V., Citicorp Trustee Company Limited and the other parties named therein.

Exhibit 10.5:	Liquidity Facility Agreement dated as of October 15, 2004 among Self-Storage Securitisation B.V., Barclays Bank PLC, Citicorp Trustee Company Limited and Shurgard Self-Storage SCA.

Exhibit 10.6:	Tax Deed of Covenant dated as of October 15, 2004 among Self-Storage Securitisation B.V., Shurgard Self Storage SCA, Citigroup Global Markets Limited, Citicorp Trustee Company Limited and the other parties named therein.